SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             Form 8-K

         Current Report Pursuant to Section 13 or 15(d) of
                 The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported):
                              May 18, 2000

                       .....Photronics, Inc.....
      (Exact name of registrant as specified in its charter)


          Connecticut         0-15451        06-0854886
        (State or other      (Commission    (IRS Employer
        jurisdiction         File Number)   Identification No.)
       of Incorporation)


1061 East Indiantown Road, Jupiter, FL           33477
(Address of principal executive offices)       (Zip Code)


          Registrant's telephone number, including area code:
                              (561) 745-1222


________________________________________________________________
(Former name or former address, if changed since last report.)

Item 5. Other Events

     On May 18, 2000, Photronics, Inc. issued a press release announcing the expiration of the waiting period under the Hart-
Scott-Rodino Antitrust Improvements Act in connection with
Photronics' pending acquisition of Align-Rite International, Inc.
The press release is filed herewith as an exhibit.


Item 7.  Financial Statements and Exhibits

(a)      Financial statements of business acquired
         Not applicable

(b)      Pro forma financial information
         Not applicable

(c)      See Exhibits Index

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   PHOTRONICS, INC.


                                   /s/ JEFFREY P. MOONAN
                                   ---------------------
May 19, 2000                       By:   Jeffrey P. Moonan
                                   Title: Executive Vice President
                                          Finance & Administration

                                   EXHIBITS INDEX


Exhibit No.                    Description
-----------                    -----------

99.1                           Press release dated May 18, 2000.